(ICON)

Annual Report

December 31, 1999

Nicholas-Applegate
Growth Equity Fund

(LOGO)

Portfolio Manager's Report
-------------------------------------------------------------------------------
(PHOTO)

William H. Chenoweth
Fund Manager

Investment Goals and Style
At Nicholas-Applegate, we build portfolios one company at a time. We start with detailed, fundamental analysis of thousands of individual companies. We don't make investment decisions based on "top-down" projections such as predicting the direction of interest rates or forecasting economic strength. Instead, we investigate opportunities from the "bottom up," analyzing strengths and weaknesses on a company-by-company basis.

Nicholas-Applegate Growth Equity Fund seeks to deliver capital appreciation through investment in growth companies with market capitalizations predominantly between $1 billion and $10 billion.

We focus on stocks with
- evidence of positive change;
- sustainability of that change;
- timeliness of investment.

There can be no assurance that the Fund will achieve its investment objective.

Performance at a Glance
During the 12-month period ending December 31, 1999, outstanding stock selection resulted in the high double-digit returns for Nicholas-Applegate Growth Equity Fund. Stock selection in the commercial/industrial and technology sectors was the primary contributor to the Fund's outperformance of the Russell Midcap Growth Index. Your Fund delivered a 98.35% return during the period versus a 51.29% gain for the Russell Midcap Growth Index and a 52.34% advance for the Lipper Multi-Cap Growth Fund Average.

Cumulative Total Returns1                              As of 12/31/99

                                     One         Five       Ten       Since
                                     Year       Years      Years    Inception2
Class A                             98.35%     301.19%    564.84%     744.50%
Class B                             96.71      285.34       N/A       464.00
Class C                             96.71      285.34       N/A       283.35
Class Z                             99.30        N/A        N/A       173.45
Lipper Multi-Cap Growth Fund Avg.3  52.34      258.07     492.89        ***

Average Annual Total Returns1                        As of 12/31/99

                                     One         Five       Ten       Since
                                     Year       Years      Years    Inception2
Class A                             88.43%      30.68%     20.24%     17.77%
Class B                             91.71       30.90       N/A       22.40
Class C                             93.74       30.71       N/A       27.93
Class Z                             99.30        N/A        N/A       43.42

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 4/9/87; Class B, 6/10/91; Class C, 8/1/94; and Class Z, 3/18/97.

3 Lipper average returns are for all funds in each share class for the one- , five- , and ten-year periods in the Multi-Cap Growth Fund category. The Lipper average is unmanaged. Multi-Cap Growth funds, by portfolio practice, invest in a variety of market capitalization ranges.

***Lipper Since Inception returns are 650.93% for Class A, 393.55% for Class B, 270.81% for Class C, and 143.69% for Class Z, based on all funds in each share class.

Performance Review
-------------------------------------------------------------------------------
Performance At A Glance Cont'd
In technology, our investments in the telecommunications, software and semi-conductor industries made significant contributions to returns. The Fund's top-performing holdings in the period included Veritas Software and Verisign, a provider of digital IDs designed to protect access to data and transactions sent over the Internet, intranets, and extranets. In the commercial/industrial sector, holdings in the telecommunications services industry boosted the Fund's performance. VoiceStream Wireless, a telecommunications service provider, was among the Fund's best-performing holdings in 1999.

Selectivity remains critical
During the 12-month period ending December 31, 1999, the U.S. stock market was characterized by

- a strong U.S. economy with subdued inflation;
- outperformance of growth stocks versus value stocks;
- investor preference for technology stocks.

U.S. equity indexes from all market-capitalization segments posted impressive gains in 1999, with large-cap and technology stocks reaching record highs. Escalating investor interest in mid-cap growth stocks--especially technology-related issues--lifted them to double-digit gains that outdistanced large-cap stocks. The Russell Midcap Growth Index gained 51.3% in 1999 versus 21.0% for the larger-cap S&P 500 Index. Investors showed greater recognition for mid caps' strong earnings growth rates and attractive relative valuations.

With the continued strength in the U.S. economy, the Federal Reserve Board raised short-term interest rates by a quarter of a percentage point three times in 1999, reversing 1998's loose monetary policy. The interest-rate increases were aimed at combating inflationary pressures in the economy.

Throughout 1999, stock selection remained critical as a narrow advance masked broader market weakness. For example, 58% of NYSE, AMEX and Nasdaq common stocks underperformed the S&P 500 by 15% or more over the 12 months ended December 1999.

Exposure to select technology and Internet-related companies during the year contributed to your Fund's better-than-benchmark results. Stocks such as Veritas Software and Verisign were among the best performers in 1999. Verisign provides solutions for conducting secure communications and commerce over the Internet. Other top-performing holdings included JDS Uniphase, CMGI and VoiceStream Wireless.

Technology holdings help returns
Despite the outperformance of value stocks over growth stocks in the second quarter, growth stocks reasserted their leadership in the third and fourth quarters. Returns for growth stocks outpaced those of value stocks for the whole year, with technology stocks at the forefront of the advance.

Your Fund's significant weighting in technology helped Fund returns for the most part of the year. We continue to see attractive investment opportunities in the technology sector, especially within the telecommunications and wireless communications industries, which benefit from escalating demand worldwide. For example, among

Five Largest Holdings

Expressed as a percentage of net assets as of 12/31/99
VoiceStream Wireless Corp.       4.1%
Telecommunications Services

VERITAS Software Corp.           3.5
Computer Software

Verisign Inc.                    3.2
Computer Services

CMGI Inc.                        2.8
Other Financial Services

JDS Uniphase Corp.               2.6
Semiconductors
the Fund's best-performing holdings for the year was Conexant Systems, a manufacturer of semiconductor products for communications applications.

Shifting sector exposure
Both appreciation and additional investment increased our exposure to technology stocks to 70.1% on December 31, 1999, up from 34.4% on December 31, 1998. Exposure to commercial/industrial services, utilities and energy also increased.

We believe that technology will continue to lead the market, as some stocks still have attractive prospects. Over the long term, these stocks will benefit from the powerful growth potential of technology companies worldwide. However, we are not ruling out a correction in U.S. technology stock prices in the short term, given high valuations in the sector. We have also uncovered opportunities among individual companies in the commercial/industrial, healthcare and energy sectors that have strong business fundamentals.

Rising interest rates during much of the year hurt retail trade and the financial services industries. Evidence of robust economic growth and tight labor markets contributed to concerns that the Federal Reserve Board would raise interest rates to combat inflationary pressures. Amid these concerns, we reduced exposure to the retail trade and financial services sector on a stock-specific basis. We also reduced exposure to consumer services and healthcare services sectors.

With changing conditions in the market, selectivity remains key to finding attractive companies. Applying our bottom-up stock selection, we continue to identify attractive companies in various sectors of the market.

Looking Ahead
Based on the fundamental strength of our holdings, we remain optimistic. We are encouraged by the continued growth in corporate profits in 2000. We continue to find attractive candidates with robust earnings growth rates that meet each of our strict investment criteria. While the possibility of higher interest rates raises concerns, we viewed the Federal Reserve Board's decision to raise short-term interest rates by 25 basis points three times in 1999 as a signal of the Fed's proactive approach to keep the economy at a modest growth pace and to hold inflation in check--both good developments for stocks.

We were also encouraged by the market's broader advance, with small- and mid-cap growth stocks outdistancing larger-cap shares starting in the fourth quarter of 1998. For much of the past few years, investors showed a decided preference for large-cap stocks. Mid-cap stocks, despite their fundamental strengths, were largely overlooked. Based on their recent gains, mid-cap growth stocks appear to have earned increased investor recognition.

Our bottom-up investment approach is highly adaptable and helps us capture areas of strength wherever they're occurring. In essence, we remain confident of our ability to find solid investment opportunities in any environment and deliver exceptional long-term results.

Portfolio Composition

Expressed as a percentage of net assets as of 12/31/99
Technology            70.1%
General Business       8.8
Consumer Non-Durables  7.8
Capital Goods          6.2
Energy                 5.4
Financial Services     1.9
Cash & Equivalents    <0.2>

Comparing a $10,000 Investment
-----------------------------------------------------------
Nicholas-Applegate Growth Equity Fund vs. the S&P 500 Index

Class A
(GRAPH)

Average Annual Total Returns
With Sales Charge           As of 12/31/99
Since Inception                    17.77%
Ten Years                          20.24
Five Years                         30.68
One Year                           88.43
------------------------------------------
Without Sales Charge        As of 12/31/99
Since Inception                    18.25%
Ten Years                          20.86
Five Years                         32.03
One Year                           98.35


Class B
(GRAPH)

Average Annual Total Returns
With Sales Charge           As of 12/31/99
Since Inception                    22.40%
Five Years                         30.90
One Year                           91.71
------------------------------------------
Without Sales Charge        As of 12/31/99
Since Inception                    22.40%
Five Years                         30.97
One Year                           96.71

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The information beneath the graphs is designed to give you an idea of how much the Fund's returns canfluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class (or for the past ten years for Class A shares).

These graphs compare a $10,000 investment in Nicholas-Applegate Growth Equity Fund (Class A, B, C, and Z shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values of Class B, C, and Z shares at thecommencement of operations, at the beginning of the ten-year period for Class A shares, and at the end of the fiscal year (December31), as measured on a quarterly basis, beginning in 1989 for Class A, 1991 for Class B, 1994 for Class C, and 1997 for Class Z shares. For purposes of the graphs, and unlessotherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in

Class C
(GRAPH)

Average Annual Total Returns
With Sales Charge          As of 12/31/99
Since Inception                  27.93%
Five Years                       30.71
One Year                         93.74
-----------------------------------------
Without Sales Charge       As of 12/31/99
Since Inception                  28.16%
Five Years                       30.97
One Year                         96.71

Class Z
(GRAPH)

Average Annual Total Returns
                           As of 12/31/99
Since Inception                  43.42%
One Year                         99.30

Class A and Class C shares; (b) the maximum applicable contingent deferred sales charges were deducted from the value of the investment in Class B and Class C shares, assuming full redemption on December 31, 1999; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. This conversion feature is not reflected in the graphs. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities in the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

These graphs are furnished to you in accordance with SEC regulations.

The Prudential Mutual Fund Family
-------------------------------------------------------------------------------
Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
 Prudential Small-Cap Index Fund
 Prudential Stock Index Fund
The Prudential Investment Portfolios, Inc.
 Prudential Jennison Growth Fund
 Prudential Jennison Growth & Income Fund
Prudential Mid-Cap Value Fund
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
 Prudential Financial Services Fund
 Prudential Health Sciences Fund
 Prudential Technology Fund
 Prudential Utility Fund
Prudential Small-Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Tax-Managed Funds
 Prudential Tax-Managed Equity Fund
Prudential 20/20 Focus Fund
Nicholas-Applegate Fund, Inc.
 Nicholas-Applegate Growth Equity Fund
Target Funds
 Large Capitalization Growth Fund
 Large Capitalization Value Fund
 Small Capitalization Growth Fund
 Small Capitalization Value Fund

Asset Allocation/Balanced Funds
Prudential Balanced Fund
Prudential Diversified Funds
 Conservative Growth Fund
 Moderate Growth Fund
 High Growth Fund
The Prudential Investment Portfolios, Inc.
 Prudential Active Balanced FundGLOBAL FUNDS

GLOBAL FUNDS
Global Stock Funds
Prudential Developing Markets Fund
 Prudential Developing Markets Equity Fund
 Prudential Latin America Equity Fund
Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Index Series Fund
 Prudential Europe Index Fund
 Prudential Pacific Index Fund
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
 Prudential Global Growth Fund
 Prudential International Value Fund
 Prudential Jennison International Growth Fund
Global Utility Fund, Inc.
Target Funds
 International Equity Fund

Global Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

BOND FUNDS
Taxable Bond Funds
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
 Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Index Series Fund
 Prudential Bond Market Index Fund
Prudential Structured Maturity Fund, Inc.
 Income Portfolio
Target Funds
 Total Return Bond Fund

Tax-Exempt Bond Funds
Prudential California Municipal Fund
 California Series
 California Income Series

Prudential Municipal Bond Fund
 High Income Series
 Insured Series
Prudential Municipal Series Fund
 Florida Series
 Massachusetts Series
 New Jersey Series
 New York Series
 North Carolina Series
 Ohio Series
 Pennsylvania Series
Prudential National Municipals Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
 Liquid Assets Fund
 National Money Market Fund
Prudential Government Securities Trust
 Money Market Series
 U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
 Money Market Series
Prudential MoneyMart Assets, Inc.

Tax-Free Money Market Funds
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
 California Money Market Series
Prudential Municipal Series Fund
 Connecticut Money Market Series
 Massachusetts Money Market Series
 New Jersey Money Market Series
 New York Money Market Series

COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund

Institutional Money Market Funds
Prudential Institutional Liquidity Portfolio, Inc.
 Institutional Money Market Series

NICHOLAS-APPLEGATE FUND, INC.                          Portfolio of Investments
NICHOLAS-APPLEGATE GROWTH EQUITY FUND                  December 31, 1999

                                               Value
 Shares               Description             (Note 1)
              COMMON STOCKS--100.2%
              CAPITAL GOODS--6.2%
              Drugs & Healthcare--3.8%
    30,200    Affymetrix, Inc.*..........  $  5,124,563
    59,400    Medical Manager Corp.*.....     5,004,450
    44,200    PE Corp-Celera Genomics
                Group*...................     6,585,800
    74,800    PE Corp-PE Biosystems
                Group....................     8,999,375
                                           ------------
                                             25,714,188
                                           ------------
              Retail/Wholesale Specialty Chain--2.4%
    54,600    American Eagle Outfitters,
                Inc.*....................     2,457,000
    58,700    Kohl's Corp.*..............     4,237,406
   156,800    Pacific Sunwear of
                California, Inc.*........     4,998,000
   173,000    Starbucks Corp.*...........     4,195,250
                                           ------------
                                             15,887,656
                                           ------------
              CONSUMER NON-DURABLES--7.8%
              Business Services--0.5%
   130,050    Concord EFS, Inc.*.........     3,348,788
                                           ------------
              Containers--0.6%
   170,700    Smurfit-Stone Container
                Corp.*...................     4,182,150
                                           ------------
              Drugs & Healthcare--6.7%
    40,400    Biogen, Inc.*..............     3,413,800
    92,200    Forest Laboratories, Inc.*.     5,664,537
    71,200    Genentech, Inc.*...........     9,576,400
    75,500    Immunex Corp.*.............     8,267,250
    82,900    MedImmune, Inc.*...........    13,751,037
   106,600    Watson Pharmaceuticals,
                Inc.*....................     3,817,613
                                           ------------
                                             44,490,637
                                           ------------
              ENERGY--5.4%
              Electrical Utilities--1.6%
    96,800    AES Corp.*.................     7,235,800
    50,600    Calpine Corp.*.............     3,238,400
                                           ------------
                                             10,474,200
                                           ------------
              Oil & Gas-Production/Pipeline--1.0%
    88,000    Apache Corp................  $  3,250,500
   159,500    Rowan Companies, Inc.*.....     3,459,156
                                           ------------
                                              6,709,656
                                           ------------
              Oil Services--2.8%
   126,300    BJ Services Co.*...........     5,280,919
   212,900    ENSCO International Inc....     4,870,087
    85,000    Smith International,
                Inc.*....................     4,223,438
   106,200    Weatherford International,
                Inc.*....................     4,241,362
                                           ------------
                                             18,615,806
                                           ------------
              FINANCIAL SERVICES--1.9%
              Financial/Business Services--1.9%
    66,700    Capital One Financial Corp.     3,214,106
   120,400    Knight/Trimark Group,
                Inc.*....................     5,538,400
    46,200    Lehman Brothers Holdings
                Inc......................     3,912,563
                                           ------------
                                             12,665,069
                                           ------------
              GENERAL BUSINESS--8.8%
              Advertising--1.5%
    20,000    DoubleClick Inc.*..........     5,061,250
    52,000    Omnicom Group Inc..........     5,200,000
                                           ------------
                                             10,261,250
                                           ------------
              Media--4.4%
    39,700    Hispanic Broadcasting
                Corp.*...................     3,661,084
    79,000    Spanish Broadcasting
                System, Inc.*............     3,179,750
   127,200    TV Guide, Inc.*............     5,469,600
    51,800    Univision Communications
                Inc.*....................     5,293,313
    99,100    USA Networks, Inc.*........     5,475,275
    87,000    Westwood One, Inc.*........     6,612,000
                                           ------------
                                             29,691,022
                                           ------------
              Other Financial Services--2.9%
    68,700    CMGI Inc...................    19,021,312
                                           ------------

See Notes to Financial Statements.     2

NICHOLAS-APPLEGATE FUND, INC.                          Portfolio of Investments
NICHOLAS-APPLEGATE GROWTH EQUITY FUND                  December 31, 1999

                                               Value
 Shares               Description             (Note 1)
              TECHNOLOGY--70.1%
              Computer Networks--11.8%
   131,300    3Com Corp.*................  $  6,171,100
                                              5,752,500
    32,500    Brocade Communications
                Systems, Inc.*...........
    39,500    Comverse Technology,
                Inc.*....................     5,717,625
   137,200    Exodus Communications,
                Inc.*....................    12,185,075
    14,100    Foundry Networks, Inc.*....     4,253,794
   181,200    Network Appliance, Inc.*...    15,050,925
    80,100    Network Solutions, Inc.*...    17,426,756
    28,200    Redback Networks Inc.*.....     5,005,500
   107,900    RF Micro Devices Inc.*.....     7,384,406
                                           ------------
                                             78,947,681
                                           ------------
              Computer Services--8.0%
    42,800    Apple Computer, Inc.*......     4,400,375
    40,600    Ariba, Inc.*...............     7,201,425
    79,700    Covad Communications Group,
                Inc.*....................     4,458,219
    40,800    QLogic Corp.*..............     6,522,900
   112,200    Verisign Inc*..............    21,423,187
    57,600    Vignette Corp.*............     9,388,800
                                           ------------
                                             53,394,906
                                           ------------
              Computer Software--13.6%
    13,700    Akamai Technologies Inc.*..     4,488,463
    80,500    BMC Software Corp.*........     6,434,969
    57,700    BroadVision Inc.*..........     9,812,606
    67,100    Citrix Systems, Inc.*......     8,253,300
    46,300    Internap Network Services
                Corp.*...................     8,009,900
    61,700    Mercury Interactive
                Corp.*...................     6,659,744
    99,200    Peregrine Systems, Inc.*...     8,351,400
    87,000    RealNetworks, Inc.*........    10,467,187
    22,800    VA Linux Systems, Inc.*....     4,711,050
   163,850    VERITAS Software Corp.*....    23,451,031
                                           ------------
                                             90,639,650
                                           ------------
              Electronic Components--5.4%
   103,800    Analog Devices, Inc.*......  $  9,653,400
   160,300    Conexant Systems, Inc.*....    10,639,912
    51,400    Lam Research Corp.*........     5,734,313
   128,200    Maxim Integrated Products,
                Inc.*....................     6,049,438
    38,600    Sanmina Corp.*.............     3,855,175
                                           ------------
                                             35,932,238
                                           ------------
              Internet Software--4.3%
    36,000    CacheFlow Inc.*............     4,704,750
    66,300    eSPEED, Inc.*..............     2,357,794
    37,100    F5 Networks, Inc.*.........     4,229,400
    11,200    FreeMarkets, Inc.*.........     3,822,700
    57,000    Siebel Systems, Inc.*......     4,788,000
    98,800    Verio Inc.*................     4,563,325
    54,200    Visual Networks, Inc.*.....     4,295,350
                                           ------------
                                             28,761,319
                                           ------------
              Semiconductors--8.1%
    55,500    Applied Micro Circuits
                Corp.*...................     7,062,375
    22,700    Broadcom Corp.*............     6,182,912
   108,400    JDS Uniphase Corp.*........    17,486,275
   128,600    LSI Logic Corp.*...........     8,680,500
    93,800    Vitesse Semiconductor
                Corp.*...................     4,918,638
   212,000    Xilinx, Inc.*..............     9,639,375
                                           ------------
                                             53,970,075
                                           ------------
              Telecommunication Equipment--5.2%
   232,400    CIENA Corp.*...............    13,363,000
    77,800    EchoStar Communications
                Corp.*...................     7,585,500
    58,500    Next Level Communications,
                Inc.*....................     4,380,188
    13,700    Sycamore Networks, Inc.*...     4,219,600
    77,200    Teradyne, Inc.*............     5,095,200
                                           ------------
                                             34,643,488
                                           ------------

See Notes to Financial Statements.     3

NICHOLAS-APPLEGATE FUND, INC.                          Portfolio of Investments
NICHOLAS-APPLEGATE GROWTH EQUITY FUND                  December 31, 1999

                                               Value
 Shares               Description             (Note 1)
              Telecommunication Services--13.7%
   187,500    Crown Castle International
                Corp.*...................  $  6,023,438
    89,400    Internet Capital Group,
                Inc.*....................    15,198,000
    93,900    McLeodUSA Inc.*............     5,528,363
   126,700    Metromedia Fiber Network,
                Inc.*....................     6,073,681
   111,500    Nextel Communications,
                Inc.*....................    11,498,437
    63,700    NEXTLINK Communications,
                Inc.*....................     5,291,081
   117,900    Time Warner Telecom
                Inc.*....................     5,887,631
   190,100    VoiceStream Wireless
                Corp.*...................    27,053,606
   111,900    WinStar Communications,
                Inc.*....................     8,420,475
                                           ------------
                                             90,974,712
                                           ------------
              Total common stocks
                (cost $341,500,124)......   668,325,803
                                           ------------

Principal
  Amount
  (000)
----------
              SHORT-TERM INVESTMENTS--1.6%
              Commercial Paper
              Exxon Corporation
$   10,412    4.50%, 1/3/00..............    10,409,397
              Other
        41    Seven Seas Money Market
                Fund.....................        40,841
                                           ------------
              Total short-term
                investments
                (cost $10,450,238).......    10,450,238
                                           ------------
              Total Investments--101.8%
                (cost $351,950,362; Note
                4).......................   678,776,041
              Liabilities in excess of
                other assets--(1.8%).....   (11,772,376)
                                           ------------
              Net Assets--100%...........  $667,003,665
                                           ------------
                                           ------------

---------------
* Non-income producing.
See Notes to Financial Statements.     4

NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Statement of Assets and Liabilities

Assets                                                                                   December 31, 1999
                                                                                         -----------------
Investments, at value (cost $351,950,362).............................................     $ 678,776,041
Cash..................................................................................            98,965
Receivable for Fund shares sold.......................................................         2,146,488
Receivable for investments sold.......................................................         1,011,029
Prepaid expenses......................................................................            29,248
Dividends and interest receivable.....................................................            15,433
                                                                                         -----------------
    Total assets......................................................................       682,077,204
                                                                                         -----------------
Liabilities
Payable for investments purchased.....................................................         9,220,716
Payable for Fund shares reacquired....................................................         4,871,655
Management fee payable................................................................           478,329
Distribution fee payable..............................................................           301,281
Accrued expenses......................................................................           201,558
                                                                                         -----------------
    Total liabilities.................................................................        15,073,539
                                                                                         -----------------
Net Assets............................................................................     $ 667,003,665
                                                                                         -----------------
                                                                                         -----------------
Net assets were comprised of:
  Common stock, at par................................................................     $     276,692
  Paid-in capital in excess of par....................................................       284,877,910
                                                                                         -----------------
                                                                                             285,154,602
  Accumulated net realized gain on investments........................................        55,023,384
  Net unrealized appreciation on investments..........................................       326,825,679
                                                                                         -----------------
Net assets, December 31, 1999.........................................................     $ 667,003,665
                                                                                         -----------------
                                                                                         -----------------
Class A:
  Net asset value and redemption price per share
    ($329,955,213 / 12,789,496 shares of common stock issued and outstanding).........            $25.80
  Maximum sales charge (5% of offering price).........................................              1.36
                                                                                         -----------------
  Maximum offering price to public....................................................            $27.16
                                                                                         -----------------
                                                                                         -----------------
Class B:
  Net asset value, offering price and redemption price per share
    ($324,418,521 / 14,333,840 shares of common stock issued and outstanding).........            $22.63
                                                                                         -----------------
                                                                                         -----------------
Class C:
                                                                                                  $22.63
  Net asset value and redemption price per share
    ($10,597,567 / 468,218 shares of common stock issued and outstanding).............
  Sales charge (1% of offering price).................................................               .23
                                                                                         -----------------
  Offering price to public............................................................            $22.86
                                                                                         -----------------
                                                                                         -----------------
Class Z:
  Net asset value, offering price and redemption price per share
    ($2,032,364 / 77,688 shares of common stock issued and outstanding)...............            $26.16
                                                                                         -----------------
                                                                                         -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Statement of Operations

                                        Year Ended
                                       December 31,
Net Investment Loss                        1999
                                       -------------
Income
  Dividends..........................  $    498,797
  Interest...........................       335,251
                                       -------------
    Total income.....................       834,048
                                       -------------
Expenses
  Management fees....................     4,095,486
  Distribution fee--Class A..........       380,238
  Distribution fee--Class B..........     2,361,010
  Distribution fee--Class C..........        74,767
  Transfer agent's fees and
  expenses...........................       642,000
  Custodian's fees and expenses......       103,000
  Reports to shareholders............       100,000
  Directors' fees....................        77,000
  Registration fees..................        50,000
  Audit fees and expense.............        39,800
  Insurance expense..................        33,000
  Legal fees and expenses............        24,000
  Miscellaneous......................         4,763
                                       -------------
    Total expenses...................     7,985,064
                                       -------------
Net investment loss..................    (7,151,016)
                                       -------------
Realized and Unrealized
Gain on Investments
Net realized gain on investment
  transactions.......................   102,118,443
Net change in unrealized appreciation
  of investments.....................   239,153,601
                                       -------------
Net gain on investments..............   341,272,044
                                       -------------
Net Increase in Net Assets
Resulting from Operations............  $334,121,028
                                       -------------
                                       -------------

NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Statement of Changes in Net Assets

                                Year Ended December 31,
Increase (Decrease)       -----------------------------------
in Net Assets                    1999               1998
Operations
  Net investment loss...    $     (7,151,016)   $  (6,566,635)
  Net realized gain on
    investment
    transactions........         102,118,443       35,691,553
  Net change in
    unrealized
    appreciation of
    investments.........         239,153,601       13,250,865
                          ------------------    -------------
  Net increase in net
    assets resulting
    from operations.....         334,121,028       42,375,783
                          ------------------    -------------
Distributions from net
  realized gains on
  investments
  (Note 1)
    Class A.............         (35,790,946)      (7,262,297)
    Class B.............         (45,458,919)     (15,902,446)
    Class C.............          (1,404,651)        (391,936)
    Class Z.............            (222,648)         (81,237)
                          ------------------    -------------
                                 (82,877,164)     (23,637,916)
                          ------------------    -------------
Fund share transactions
  (Note 5)
  (Net of share
  conversions)
  Net proceeds from
    shares sold.........         316,705,219      176,084,464
  Net asset value of
    shares issued to
    shareholders in
    reinvestment of
    distributions.......          77,276,027       21,975,782
  Cost of shares
    reacquired..........        (352,620,773)    (267,946,119)
                          ------------------    -------------
  Net increase
    (decrease) in net
    assets from Fund
    share
    transactions........          41,360,473      (69,885,873)
                          ------------------    -------------
Total increase
  (decrease)............         292,604,337      (51,148,006)
Net Assets
Beginning of year.......         374,399,328      425,547,334
                          ------------------    -------------
End of year.............    $    667,003,665    $ 374,399,328
                          ------------------    -------------
                          ------------------    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Notes to Financial Statements

   Nicholas-Applegate Growth Equity Fund (the 'Fund') is currently the only series of Nicholas-Applegate Fund, Inc. The Fund is an open-end, diversified management investment company.

   The Fund's investment objective is capital appreciation. It seeks to achieve this objective by investing primarily in common stocks of U.S. companies, the earnings and securities prices of which the investment adviser expects to grow at a rate above that of the S&P 500. The Fund intends to invest primarily in stocks from a universe of U.S. companies with market capitalizations corresponding to the middle 90% of the Russell Midcap Growth Index at time of purchase. Capitalization of companies in the Index will change with market conditions.

Note 1. Accounting
Policies                      The following is a summary
                              of significant accounting poli-
                              cies followed by the Fund in the preparation of
its financial statements.

Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last reported sales price. If there are no sales on the date of valuation, then investments are valued at the mean between the most recently quoted bid and asked prices provided by principal market makers. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Short-term securities less than 60 days are valued at amortized cost.

   In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

   Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Dividends and Distributions: Dividends from net investment income and distributions of net capital gains in excess of capital loss carryforwards, if any, are declared and paid annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no tax provision is required.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. For the year ended December 31, 1999 the Fund decreased accumulated net investment loss and decreased paid-in capital by $7,151,016 due to the Fund experiencing a net investment loss during the year. Net realized gains and net assets were not affected by this change.

Note 2. Agreements            The Fund has a management
                              agreement with Prudential Investments Fund
Management LLC ('PIFM'). Pursuant to the management agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with Nicholas-Applegate Capital Management ('NACM'); NACM furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of the subadviser, the compensation of certain officers of the Fund, occupancy and
--------------------------------------------------------------------------------
                                       7
certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

   The management fee paid PIFM is computed daily and payable monthly at an annual rate of .95% of the Fund's average daily net assets. PIFM pays NACM, as compensation for its services pursuant to the subadvisory agreement, a fee at the rate of .75% of the average daily net assets of the Fund. During the year ended December 31, 1999, PIFM earned $4,095,486 in management fees of which it paid $3,235,434 to NACM under the foregoing agreements.

   The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees were paid to PIMS as distributor of the Class Z shares of the Fund.

   Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .20 of 1% of average daily net assets of the Class A shares and 1% of the average daily net assets of both the Class B and Class C shares, respectively, for the year ended December 31, 1999.

   PIMS has advised the Fund that it has received approximately $152,300 and $9,400 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended December 31, 1999. From these fees, PIMS paid such sales charges to an affiliated broker-dealer, which in turn paid commission to salespersons and incurred other distribution costs.

   PIMS has advised the Fund that for the year ended December 31, 1999, it received approximately $333,700 and $2,600 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

   PIFM and PIMS and are wholly owned subsidiaries of The Prudential Insurance Company of America ('Prudential').

   As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowing will be at market rates.

   The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended December 31, 1999. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions.

Note 3. Other                 Prudential Mutual Fund Ser-
                              vices LLC ('PMFS'), a Transactions
                              wholly owned subsidiary of with Affiliates
                              PIFM, serves as the Fund's transfer agent. During
the year ended December 31, 1999, the Fund incurred fees of approximately $547,000 for the services of PMFS. As of December 31, 1999, approximately $47,600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out of pocket expenses paid to nonaffiliates.

   For the year ended December 31, 1999, Prudential Securities Incorporated ('PSI') earned approximately $1,900 in brokerage commissions from portfolio transactions executed on behalf of the Fund. PSI is a wholly owned subsidiary of Prudential.

Note 4. Portfolio             Purchases and sales of invest-
Securities                    ment securities of the Fund
                              other than short-term investments, for the year
ended December 31, 1999 were $745,585,637 and $788,159,346, respectively.

   The cost basis of investments for federal income tax purposes at December 31, 1999 was $352,572,123 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $326,203,918 (gross unrealized appreciation--$329,937,375; gross unrealized depreciation--$3,733,457).

Note 5. Capital               The Fund offers Class A,
                              Class B, Class C and Class Z shares. Class A
shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special
--------------------------------------------------------------------------------
                                       8
exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

   The Fund has authorized 200 million shares of common stock at $.01 par value per share equally divided into four classes, designated Class A, Class B, Class C and Class Z shares.Transactions in shares of common stock were as follows:

Class A                           Shares          Amount
------------------------------  -----------    -------------
Year ended
  December 31, 1999:
Shares sold...................   11,659,477    $ 212,703,922
Shares issued in reinvestment
  of distributions............    1,650,288       32,182,396
Shares reacquired.............  (11,712,869)    (212,664,693)
                                -----------    -------------
Net increase in shares
  outstanding before
  conversion..................    1,596,896       32,221,625
Shares issued upon conversion
  from Class B................    2,717,422       48,326,630
                                -----------    -------------
Net increase in shares
  outstanding.................    4,314,318    $  80,548,255
                                -----------    -------------
                                -----------    -------------
Year ended
  December 31, 1998:
Shares sold...................    7,446,667    $ 106,396,040
Shares issued in reinvestment
  of distributions............      449,538        6,346,234
Shares reacquired.............   (9,167,087)    (131,574,252)
                                -----------    -------------
Net decrease in shares
  outstanding before
  conversion..................   (1,270,882)     (18,831,978)
Shares issued upon conversion
  from Class B................      489,749        7,024,166
                                -----------    -------------
Net decrease in shares
  outstanding.................     (781,133)   $ (11,807,812)
                                -----------    -------------
                                -----------    -------------
Class B
------------------------------
Year ended
  December 31, 1999:
Shares sold...................    5,962,259    $  96,957,185
Shares issued in reinvestment
  of distributions............    2,556,598       43,554,915
Shares reacquired.............   (8,158,255)    (131,371,351)
                                -----------    -------------
Net increase in shares
  outstanding before
  conversion..................      360,602        9,140,749
Shares reacquired upon
  conversion into Class A.....   (3,033,400)     (48,326,630)
                                -----------    -------------
Net decrease in shares
  outstanding.................   (2,672,798)   $ (39,185,881)
                                -----------    -------------
                                -----------    -------------
Class B                           Shares          Amount
------------------------------  -----------    -------------
Year ended
  December 31, 1998:
Shares sold...................    5,070,770    $  65,665,558
Shares issued in reinvestment
  of distributions............    1,182,446       15,174,732
Shares reacquired.............  (10,146,490)    (131,935,822)
                                -----------    -------------
Net decrease in shares
  outstanding before
  conversion..................   (3,893,274)     (51,095,532)
Shares reacquired upon
  conversion into Class A.....     (538,840)      (7,024,166)
                                -----------    -------------
Net decrease in shares
  outstanding.................   (4,432,114)   $ (58,119,698)
                                -----------    -------------
                                -----------    -------------
Class C
------------------------------
Year ended
  December 31, 1999:
Shares sold...................      310,372    $   5,226,338
Shares issued in reinvestment
  of distributions............       77,640        1,323,380
Shares reacquired.............     (362,253)      (6,189,054)
                                -----------    -------------
Net increase in shares
  outstanding.................       25,759    $     360,664
                                -----------    -------------
                                -----------    -------------
Year ended
  December 31, 1998:
Shares sold...................      178,150    $   2,342,004
Shares issued in reinvestment
  of distributions............       29,154          373,747
Shares reacquired.............     (274,036)      (3,655,185)
                                -----------    -------------
Net decrease in shares
  outstanding.................      (66,732)   $    (939,434)
                                -----------    -------------
                                -----------    -------------
Class Z
------------------------------
Year ended
  December 31, 1999:
Shares sold...................       93,143    $   1,817,774
Shares issued in reinvestment
  of distributions............       11,139          215,336
Shares reacquired.............     (133,081)      (2,395,675)
                                -----------    -------------
Net decrease in shares
  outstanding.................      (28,799)   $    (362,565)
                                -----------    -------------
                                -----------    -------------
Year ended
  December 31, 1998:
Shares sold...................      111,423    $   1,680,862
Shares issued in reinvestment
  of distributions............        5,739           81,069
Shares reacquired.............      (54,259)        (780,860)
                                -----------    -------------
Net increase in shares
  outstanding.................       62,903    $     981,071
                                -----------    -------------
                                -----------    -------------

--------------------------------------------------------------------------------
                                       9

NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Financial Highlights

                                                                                 Class A
                                                       ------------------------------------------------------------
                                                                         Year Ended December 31,
                                                       ------------------------------------------------------------
                                                         1999         1998         1997         1996       1995(a)
                                                       --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................    $  15.38     $  14.47     $  15.41     $  15.18     $  11.99
                                                       --------     --------     --------     --------     --------
Income from investment operations:
Net investment loss................................        (.18)        (.17)        (.12)        (.14)        (.11)
Net realized and unrealized gain on investment
  transactions.....................................       14.01         1.95         2.60         2.64         3.82
                                                       --------     --------     --------     --------     --------
  Total from investment operations.................       13.83         1.78         2.48         2.50         3.71
                                                       --------     --------     --------     --------     --------
Less distributions:
Distributions from net realized gains from
  investment transactions..........................       (3.41)        (.87)       (3.42)       (2.27)        (.52)
                                                       --------     --------     --------     --------     --------
Net asset value, end of year.......................    $  25.80     $  15.38     $  14.47     $  15.41     $  15.18
                                                       --------     --------     --------     --------     --------
                                                       --------     --------     --------     --------     --------
TOTAL RETURN(b):...................................       98.35%       12.83%       17.33%       16.45%       31.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................    $329,955     $130,362     $133,973     $145,120     $124,340
Average net assets (000)...........................    $186,192     $124,408     $139,933     $136,482     $109,740
Ratios to average net assets:
  Expenses, including distribution fee.............        1.40%        1.45%        1.37%        1.41%        1.44%
  Expenses, excluding distribution fee.............        1.20%        1.24%        1.19%        1.23%        1.27%
  Net investment loss..............................       (1.21)%      (1.19)%       (.82)%       (.93)%       (.83)%
For Class A, B, C and Z shares:
Portfolio turnover rate(c).........................         173%         171%         182%         113%         106%

---------------
 (a) Calculated based upon weighted average shares outstanding during the year.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
 (c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Financial Highlights

                                                                                 Class B
                                                       ------------------------------------------------------------
                                                                         Year Ended December 31,
                                                       ------------------------------------------------------------
                                                         1999         1998         1997         1996       1995(a)
                                                       --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................    $  13.89     $  13.26     $  14.48     $  14.49     $  11.56
                                                       --------     --------     --------     --------     --------
Income from investment operations:
Net investment loss................................        (.33)        (.29)        (.23)        (.24)        (.22)
Net realized and unrealized gain on investment
  transactions.....................................       12.48         1.79         2.43         2.50         3.67
                                                       --------     --------     --------     --------     --------
  Total from investment operations.................       12.15         1.50         2.20         2.26         3.45
                                                       --------     --------     --------     --------     --------
Less distributions:
Distributions from net realized gains from
  investment transactions..........................       (3.41)        (.87)       (3.42)       (2.27)        (.52)
                                                       --------     --------     --------     --------     --------
Net asset value, end of year.......................    $  22.63     $  13.89     $  13.26     $  14.48     $  14.49
                                                       --------     --------     --------     --------     --------
                                                       --------     --------     --------     --------     --------
TOTAL RETURN(b):...................................       96.71%       11.87%       16.48%       15.54%       30.11%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)......................    $324,419     $236,242     $284,191     $317,768     $290,751
Average net assets (000)...........................    $236,101     $250,317     $300,520     $304,841     $265,597
Ratios to average net assets:
  Expenses, including distribution fee.............        2.20%        2.24%        2.19%        2.23%        2.27%
  Expenses, excluding distribution fee.............        1.20%        1.24%        1.19%        1.23%        1.27%
  Net investment loss..............................       (2.00)%      (1.98)%      (1.64)%      (1.75)%      (1.66)%

---------------
 (a) Calculated based upon weighted average shares outstanding during the year.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

NICHOLAS-APPLEGATE FUND, INC.
NICHOLAS-APPLEGATE GROWTH EQUITY FUND
Financial Highlights

                                                               Class C                                     Class Z
                                           -----------------------------------------------    ---------------------------------
                                                                                                                    March 18,
                                                                                                 Year Ended          1997(d)
                                                       Year Ended December 31,                  December 31,         Through
                                           -----------------------------------------------    ----------------    December 31,
                                            1999       1998      1997      1996     1995(a)    1999      1998         1997
                                           -------    ------    ------    ------    ------    ------    ------    -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....   $ 13.89    $13.26    $14.48    $14.49    $11.56    $15.49    $14.53       $ 14.48
                                           -------    ------    ------    ------    ------    ------    ------        ------
Income from investment operations:
Net investment loss.....................      (.32)     (.28)     (.22)     (.22)     (.22)     (.17)     (.12)         (.22)
Net realized and unrealized gain on
  investment transactions...............     12.47      1.78      2.42      2.48      3.67     14.25      1.95          3.18
                                           -------    ------    ------    ------    ------    ------    ------        ------
  Total from investment operations......     12.15      1.50      2.20      2.26      3.45     14.08      1.83          2.96
                                           -------    ------    ------    ------    ------    ------    ------        ------
Less distributions:
Distributions from net realized gains
  from investment transactions..........     (3.41)     (.87)    (3.42)    (2.27)     (.52)    (3.41)     (.87)        (2.91)
                                           -------    ------    ------    ------    ------    ------    ------        ------
Net asset value, end of period..........   $ 22.63    $13.89    $13.26    $14.48    $14.49    $26.16    $15.49       $ 14.53
                                           -------    ------    ------    ------    ------    ------    ------        ------
                                           -------    ------    ------    ------    ------    ------    ------        ------
TOTAL RETURN(b):........................     96.71%    11.87%    16.48%    15.54%    30.11%    99.30%    13.13%        21.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........   $10,598    $6,146    $6,750    $6,735    $4,897    $2,032    $1,649       $   633
Average net assets (000)................   $ 7,477    $6,164    $6,796    $5,862    $2,961    $1,334    $1,318       $   121
Ratios to average net assets:
  Expenses, including distribution
    fee.................................      2.20%     2.24%     2.19%     2.23%     2.27%     1.20%     1.24%         1.19%(c)
  Expenses, excluding distribution
    fee.................................      1.20%     1.24%     1.19%     1.23%     1.27%     1.20%     1.24%         1.19%(c)
  Net investment loss...................     (2.00)%   (1.98)%   (1.64)%   (1.75)%   (1.63)%   (1.00)%    (.99)%        (.85)%(c)

---------------
 (a) Calculated based upon weighted average shares outstanding during the year.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
 (c) Annualized.
 (d) Commencement of offering Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Nicholas-Applegate Fund, Inc.

   We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nicholas-Applegate Growth Equity Fund, the only series of Nicholas-Applegate Fund, Inc. (the Fund) as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Class A, B, C shares, and for each of the three fiscal years in the period then ended for Z shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nicholas-Applegate Growth Equity Fund as of December 31, 1999, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Class A, B, C shares, and for each of the three fiscal years in the period then ended for Z shares, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP
Los Angeles, California
February 11, 2000

                                 TAX INFORMATION

   We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 1999) as to the federal income tax status of dividends and distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended December 31, 1999, the Fund paid distributions for Class A, Class B, Class C and Class Z shares totaling $1.89 per share, comprised of short-term capital gains which are taxable as ordinary income. The Fund paid distributions for Class A, Class B, Class C and Class Z shares totaling $1.52 per share, comprised of long-term capital gains.

   We wish to advise you that the corporate dividends received deduction for the Fund is zero. For the purpose of preparing your annual federal income tax return you should report the amounts reflected on the appropriate Form 1099-DIV or substitute 1099.
--------------------------------------------------------------------------------
                                       13

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852

visit our website at www.prudential.com

Fund Symbols           NASDAQ            CUSIP
Class A                NAPGX           653698209
Class B                NAGBX           653698308
Class C                 --             653698407
Class Z                 --             653698506


Directors
Arthur E. Nicholas, Chairman
Dann V. Angeloff
Fred C. Applegate
Theodore J. Coburn
Robert F. Gunia
Arthur B. Laffer
Charles E. Young

Officers
Arthur E. Nicholas, Chairman and President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Deborah A. Docs, Secretary
Robert E. Carlson, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Nicholas-Applegate Capital Management
600 West Broadway
San Diego, CA 92101

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Ernst & Young LLP
725 South Figueroa Street
Los Angeles, CA 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, CA 90017

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

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